UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 21, 2009

DNB Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-16667	23-2222567
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4 Brandywine Avenue, Downingtown, Pennsylvania		19335
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(610) 269-1040

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--

Section 3 - Corporate Governance and Management

Item 3.03 Material Modification to Rights of Security Holders.

(b)(1)
On January 21, 2009, the registrant filed a Certificate of Designations establishing its Fixed Rate Cumulative Preferred Stock Series 2008A, par value $10.00 per share, with a liquidation value of $1,000 per share.  For further information on the Certificate of Designations and the terms of the preferred stock, please refer to Item 5.03(a) below, and Exhibit 99.1, each of which is incorporated herein by reference as if set forth in full. To the maximum extent permitted by regulations, such exhibit shall be deemed supplied and not filed.  The Certificate of Designations makes the following provisions among others:

Limitation on Payment of Common Stock Dividends or Repurchases of Common Stock.  So long as any of the preferred stock remains outstanding, no dividend or distribution may be declared or paid on the registrant’s common stock (other than dividends payable solely in shares of common stock), and the registrant may not directly or indirectly purchase, redeem or otherwise acquire any of the registrant’s common stock for consideration unless all accrued and unpaid dividends on the preferred stock have been declared in full and either paid or a sum sufficient for payment has been set aside for the benefit of the holders of the preferred stock.  This limitation will not apply, among other things, to:

(i)
redemptions, purchases or other acquisitions of shares of common stock in connection with the administration of any employee benefit plan in the ordinary course of business pursuant to a publicly announced repurchase plan (including purchases to offset any increase in the number of diluted shares outstanding resulting from the grant, vesting or exercise of equity-based compensation to employees and equitably adjusted for any stock split, stock dividend, reverse stock split, reclassification or similar transaction (we call this the share dilution amount); or

(ii)
the acquisition by the registrant or any of its subsidiaries of record ownership in common stock for the beneficial ownership of any other persons (other than the registrant or any of its subsidiaries), including as trustees or custodians.

Liquidation Preference Over Common Stock.  In the event of any liquidation, dissolution or winding up of the affairs of the registrant, holders of the preferred stock will be entitled to receive (subject to the rights of creditors) payment of up to the sum of (i) the liquidation amount of the preferred stock ($11,750,000), plus (ii) any accrued and unpaid dividends on the preferred stock, out of the assets of the registrant or proceeds thereof available for distribution to stockholders of the registrant, before any distribution of assets or proceeds is made to or set aside for the holders of the registrant’s common stock.

Contingent Right of Preferred Stock to Elect Two Directors.  Whenever dividends payable on the preferred stock have not been paid for an aggregate of six quarters or more, whether or not consecutive, the registrant’s authorized number of directors will automatically be increased by two and the holders of the preferred stock will have the right to elect two directors (called preferred directors) until all accrued and unpaid dividends on the preferred stock have been declared and paid in full.

Other Voting Rights of Preferred Stock. The vote or consent of the holders of at least 66 2/3% of the outstanding preferred stock, voting as a separate class, will be required for:

(i)
Any amendment or alteration of the Certificate of Designations or the registrant’s articles of incorporation to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of capital stock of the registrant ranking senior to the preferred stock with respect to either or both the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the registrant;

(ii)
Any amendment, alteration or repeal of any provision of the Certificate of Designations or the registrant’s articles of incorporation that adversely affects the rights, preferences, privileges or voting powers of the preferred stock; or

(iii)
Any share exchange or reclassification involving the preferred stock, or of a merger or consolidation of the registrant with another corporation or other entity, unless in each case (x) the shares of the preferred stock remain outstanding or, in the case of any such merger or consolidation with respect to which the registrant is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (y) such shares remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, and limitations and restrictions thereof, taken as a whole, as are not materially less favorable to the holders thereof than the rights, preferences, privileges and voting powers, and limitations and restrictions thereof, of the preferred stock immediately prior to such consummation, taken as a whole;

The creation and issuance, or an increase in the authorized or issued amount, whether pursuant to preemptive or similar rights or otherwise, of any other series of preferred stock, or any securities convertible into or exchangeable or exercisable for any other series of preferred stock, ranking equally with and/or junior to this series of preferred stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and the distribution of assets upon liquidation, dissolution or winding up of the registrant will not be deemed to adversely affect the rights, preferences, privileges or voting powers, and shall not require the affirmative vote or consent of, the holders of outstanding shares of this series of preferred stock.

Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)(1)
On January 21, 2009, the registrant filed a Certificate of Designations establishing its Fixed Rate Cumulative Preferred Stock Series 2008A, par value $10.00 per share, with a liquidation value of $1,000 per share.  The Certificate of Designations became effective upon its filing with the Secretary of the Commonwealth of the Commonwealth of Pennsylvania and establishes a new series of preferred stock of the registrant, authorizing issuance of up to 11,750 shares of that series of preferred stock.  A copy of the Certificate of Designations is attached to this Form 8-K as Exhibit 99.1 and incorporated in this Item as if set forth in full.  To the maximum extent permitted by regulations, such exhibit shall be deemed supplied and not filed.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Certificate of Designations for Fixed Rate Cumulative Preferred Stock Series 2008A of DNB Financial Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DNB FINANCIAL CORPORATION

January 26, 2009	By: /s/ William J. Hieb
Name: William J. Hieb
Title: President and Chief Operating Officer

EXHIBIT INDEX

99.1	Certificate of Designations for Fixed Rate Cumulative Preferred Stock Series 2008A of DNB Financial Corporation.